Exhibit 99.1
1 This presentation may contain certain forward-looking statements concerning the progress and development of the Company and its technology and products, including but not limited to its strategy, product candidates and programs, timelines and costs for their development, their potential therapeutic and commercial benefits, and the Company's financial position and expected cash inflows and uses and ability to deliver shareholder value. Actual results could differ materially from those described as a result of a number of factors that may affect the achievement of events, milestones and results in the future. Refer to the most current version of the Company's publicly-available filings with the SEC, including the Company's Annual report on Form 10-K, our most recent quarterly report and any current reports on Form 8-K for a full discussion of such factors and risks prior to making any investment in the Company's securities. The Company undertakes no obligation to revise or update any forward-looking statement to reflect events or circumstances after the date of this presentation. Forward looking statements

Overview 2 Compelling opportunities in CNS market with large unmet needs; Potential economic impact is meaningful with good growth potential CNS is Cypress' historical strength; Rich history of CNS expertise, innovation and clinical development success Committed to delivering value to shareholders by establishing industry-leading CNS pipeline

CNS Today CNS is a large market today CNS drugs generated $121B in worldwide sales in 2009* Large unmet needs in multiple areas 3 Several large pharmas are pulling out of or reducing their focus on CNS * NeuroInsights, The Neurotechnology Industry 2010 Report(tm)

Overview 4 Compelling opportunities in CNS market with large unmet needs; Potential economic impact is meaningful with good growth potential CNS is Cypress' historical strength; Rich history of CNS expertise, innovation and clinical development success Committed to delivering value to shareholders by establishing industry-leading CNS pipeline

Experience and Expertise Cypress' drug development team has deep expertise in psychiatry, neuropharmacology, and clinical trial methodology Combined 100+ years of clinical development experience Multiple approvals in devices (Prosorba(r)) and drugs (Savella(r)) Successful approvals and label expansions in: Devices Diagnostics NCEs Peptides Biologics 5

Overview 6 Compelling opportunities in CNS market with large unmet needs; Potential economic impact is meaningful with good growth potential CNS is Cypress' historical strength; Rich history of CNS expertise, innovation and clinical development success Committed to delivering value to shareholders by establishing industry-leading CNS pipeline

Strategy: Renewed Focus on CNS Drug Development Establish a leading portfolio of CNS assets, all of which will meet the following criteria: Address a large unmet clinical need and market opportunity Must be well-characterized, with primary residual risk being clinical/regulatory Must be innovative, potential to be first-in-class Able to reach a significant value-creating milestone within ~2 years 7

Strategy: Renewed Focus on CNS Drug Development Each of the new additions to our pipeline are high- quality, complementary opportunities to expand our reach in the CNS market: CYP-1020 - Cognitive impairment in schizophrenia Carbetocin - Social & repetitive behavior deficits in autism Staccato Nicotine - Smoking cessation 8

CYP-1020: Broad-Spectrum Antipsychotic Profile EAGLE P2B: Double blind, multi- center, 6-week study Full GCP trial conducted under U.S. FDA IND at 40 sites in the US, Europe and India 363 patients randomized as follows: BL-1020, 10mg/d BL-1020, 20-30mg/d Risperidone, 2-8mg/d Placebo Significant antipsychotic efficacy (similar to Risperidone on PANSS total score) Significant pro-cognitive efficacy (vs. Placebo and Risperidone) 9 Antipsychotic Efficacy Pro-Cognitive Efficacy

CYP-1020: Cognitive Impairment in Schizophrenia Unmet need - Cognitive deficits main predictor of long-term outcome, at least ~80% of patients with schizophrenia are affected Well-characterized - Robust P2b data in 363 patients, leveraging D2 antagonism and GABAergic activity Innovative - Potential to be 1st antipsychotic with pro-cognitive effect 2-years to milestone - Forthcoming trial, if successful, will significantly de-risk P3 program 10

Strategy: Renewed Focus on CNS Drug Development Each of the new additions to our pipeline are high- quality, complementary opportunities to expand our reach in the CNS market: CYP-1020 - Cognitive impairment in schizophrenia Carbetocin - Social & repetitive behavior deficits in autism Staccato Nicotine - Smoking cessation 11

Carbetocin: Promising New Autism Therapy Carbetocin is a long-acting, synthetic, 8-amino acid, cyclic peptide analog of oxytocin Extensive preclinical data support the beneficial role of oxytocin in social behaviors, including pair bonding, social memory, etc. In acute studies in volunteers, intranasal oxytocin: ....increased trust in a financial investment paradigm (Kosfeld et al., 2005) These results were replicated and extended via fMRI in a recent study by a different group (Baumgartner et al., 2008) ....increased the ability of normal individuals to "read the mind" of others (Domes, 2006) ....improved facial, but not object, recognition (Rimmele, 2009) ....increases generosity (Zak, 2007) 12

Carbetocin: Social Deficits in Autism Unmet need - No approved therapies for the core social and repetitive behavior deficits Well-characterized - Carbetocin is a long-acting analog of the naturally occurring peptide, oxytocin Innovative - Carbetocin leverages the biology of naturally occurring hormone with known pro-social effects 2-years to milestone - Moving straight into the clinic, with the goal of having a clear signal from the first study within 2 years (2012) 13

Strategy: Renewed Focus on CNS Drug Development Each of the new additions to our pipeline are high- quality, complementary opportunities to expand our reach in the CNS market: CYP-1020 - Cognitive impairment in schizophrenia Carbetocin - Social & repetitive behavior deficits in autism Staccato Nicotine - Smoking cessation 14

Staccato Nicotine: Unique Nicotine Replacement Therapy Staccato electronic multidose inhaler creates aerosolized nicotine, mimicking pK of smoked cigarette Enables tapering over time, plus rescue treatment of acute cravings 15

Staccato Nicotine: Smoking Cessation Unmet need - The vast majority of smokers using existing nicotine replacement therapies (NRTs) relapse within 6 months Well-characterized - Nicotine is the addicting agent in cigarettes, but existing NRTs fail to mimic the pK of cigarettes, fail to control acute cravings, and thus fail to help smokers quit Innovative - Staccato nicotine includes electronic controls to help enable tapering and quitting over time 2-years to milestone - Phase 1 in 2011, Phase 2 as quickly as possible thereafter 16

Deal Terms 17

18 We Have Financial Wherewithal to Execute on our Strategy Cash and short-term investment balance as of 30 June 2010: ~$105.5M Expect to end 2010 with ~$85M R&D burn for 2011 projected to be ~$16.5 million; baseline G&A cash burn expected to be in line with historic ~$10.5 million per year Shares outstanding: 38M basic, 46M fully diluted No debt Ongoing cash flow from Savella(r) 15% royalty on total net sales of the product - Forest Fiscal 2011* guidance for total net sales = $100M Savella milestones $165M related to development and commercialization $71M of the $165M paid to date (including $25M upfront) Additional $45M related to additional indications * Forest fiscal year April 1, 2010 - March 31, 2011

Moving Forward We will continue to actively seek out, acquire, and then develop innovative therapeutic candidates that meet the 4 strategic criteria, while maintaining financial discipline Compelling opportunities in CNS market with large unmet needs; Potential economic impact is meaningful with good growth potential CNS is Cypress' historical strength; Rich history of CNS expertise, innovation and clinical development success Committed to delivering value to shareholders by establishing industry-leading CNS pipeline 19

Investor Presentation September 2010